SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

   Filed by the registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement
   [  ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                 FMI FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                                 FMI FUNDS, INC.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                                 FMI FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD December 22, 1997


   To the Shareholders of FMI FUNDS, INC.

             NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of FMI FUNDS, INC. (the "Company") will be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Monday, the 22nd day of December, 1997, at 10:00 A.M. for the following purposes:

             1. To elect 6 directors to serve an indefinite term until their respective successors are chosen and qualified (Proposal No.
        1).

             2. To consider and act upon a proposal to approve a new investment advisory agreement between the Company and Fiduciary Management, Inc. for the FMI Focus Fund.

             3. To transact such other business with respect to the Company as may properly come before the meeting or any adjournments thereof.

             Only shareholders of record of the Company at the close of business on November 28, 1997, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournments thereof.

             YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE STAMPED ENVELOPE PROVIDED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE COMPANY IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors



                                      DONALD S. WILSON
                                      Secretary
   Milwaukee, Wisconsin
   December 9, 1997

                                 FMI FUNDS, INC.

                              225 East Mason Street
                           Milwaukee, Wisconsin 53202


                                 PROXY STATEMENT


             The enclosed proxy is being solicited by and on behalf of the Board of Directors of FMI Funds, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Monday, the 22nd day of December, 1997 at 10:00 A.M. and at any adjournments thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Meeting could be adjourned if a quorum does not exist or the Meeting is disrupted by fire or other emergency. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless otherwise directed. A shareholder may otherwise direct by writing anywhere on the enclosed proxy that the shareholder will vote against any adjournments.

             Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the election of the nominees for the Board of Directors of the Company (Proposal No. 1), and for the proposed investment advisory agreement (Proposal No. 2). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Company in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

             Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Company may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation including preparing, assembling and mailing the proxy material will be borne by the Company. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Company beginning on or about December 9, 1997.

             The Company consists of a single portfolio, the FMI Focus Fund (the "Fund").

             The following proposals will be presented to the shareholders at the Meeting:

             Proposal No. 1           Election of Directors

             Proposal No. 2           Approval of New Investment Advisory
                                      Agreement for the Fund

             The record holder of each outstanding share of the Fund is entitled to one vote on all matters submitted to shareholders of the Fund. See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

             Only shareholders of record of the Fund at the close of business on November 28, 1997, will be entitled to notice of and to vote at the Meeting. On that date, there were 540,226 issued and outstanding shares of the Fund.

             As of November 28, 1997, the number of shares owned by (i) the nominees for director and (ii) the only shareholders of the Company, who to the Company's knowledge owned more than 5% of the outstanding securities of the Fund were as set forth below:


                                         Amount and Nature of Beneficial
                                                    Ownership

                                                                     Percent
    Name and Address of Beneficial    Sole      Shared                 of
                 Owner                Power     Power    Aggregate    Class
    Ted D. Kellner
    225 East Mason Street
    Milwaukee, WI  53202              7,589    214,157*    221,746*  41.05%*

    Donald S. Wilson
    225 East Mason Street
    Milwaukee, WI  53202              2,849     186,378    189,227*  35.03%*

    Peter Griffith Investments
    57 Down Heath Circle
    Litteton, CO 80127               32,042      85,579    117,561   21.76%
    H.M. Baskerville, Jr.
    c/o Riverway Co.
    7703 Normandale Road
    Minneapolis, MN  55435           32,895      9,868*     42,763*   7.92%*

    Ronald F. Krantz
    2315 Evergreen Road
    Middleton, WI  53562               -0-      34,714*     34,714*  6.43*%

    Barry K. Allen
    c/o Fiduciary Management, Inc.
    225 East Mason Street
    Milwaukee, WI  53202               -0-       1,580*      1,580*      **

    George D. Dalton
    255 Fiserv Drive
    Brookfield, WI  53045             - 0-         -0-         -0-      -0-

    Patrick J. English
    225 East Mason Street
    Milwaukee, WI  53202              2,279        -0-       2,279       **

    Thomas W. Mount
    c/o Fiduciary Management, Inc.
    225 East Mason Street
    Milwaukee, WI  53202               -0-         -0-          -0      -0-

    Directors (including nominees)
    and Executive Officers as a
    Group (7 persons)                                      226,874    42.00%

   __________________
   * Includes 186,378 shares owned by Fiduciary Management, Inc., retirement plans of Fiduciary Management, Inc. and clients of Fiduciary Management, Inc. (including H.M. Baskerville, Jr., Ronald
        F. Krantz and Barry K. Allen) for whom Fiduciary Management, Inc. exercises investment discretion. Messrs. Kellner and Wilson share the power to vote and dispose of the same 186,378 shares.

   **   Less than 1%


   By virtue of their stock ownership, Ted D. Kellner and Donald S. Wilson are deemed to "control," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), the Fund and the Company.

             THE COMPANY WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO DONALD S. WILSON AT 225 EAST MASON STREET, MILWAUKEE, WISCONSIN 53202 OR BY CALLING 1-800-811-5311.

   1.   PROPOSAL TO ELECT SIX DIRECTORS

             Six directors are to be elected at the Meeting to serve an indefinite term until their respective successors are chosen and qualified. The table set forth below identifies the six nominees for election as directors of the Company and provides information as to the age, principal occupation and background for the last five years. Four of the nominees, Messrs. Allen, Kellner, Mount and Wilson, are members of the present Board of Directors and have been directors of the Company since its incorporation on September 5, 1996.

             Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unable to serve as director. However, in such event, the persons named as proxies will have discretionary authority to select and vote for substituted nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxies FOR the election of the nominees named below, unless shareholders specify that their vote be withheld as to all nominees or individual nominees. The Company's Board of Directors recommends a vote FOR all nominees.

             Directors will be elected by a plurality of votes of the shareholders (assuming a quorum is present). "Plurality" means that the individuals receiving the largest number of votes are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

             The table below sets forth information regarding the nominees for the Board of Directors:


      Name of Nominee     Position with          Principal Occupation
          and Age          the Company           During Past 5 Years

       Barry K. Allen        Director     Executive Vice President, Consumer
             49                           & Business Services, Ameritech,
                                          since 1995; President and Chief
                                          Operating Officer of Marquette
                                          Electronics, Inc. from September,
                                          1993 to August, 1995; President
                                          and Chief Executive Officer of
                                          Ameritech Illinois from July, 1993
                                          to September, 1993; President and
                                          Chief Executive Officer of
                                          Wisconsin Bell from July, 1989 to
                                          July, 1993.  Mr. Allen is also a
                                          member of the Board of Directors
                                          of Fiduciary Capital Growth Fund,
                                          Inc., a registered investment
                                          company advised by Fiduciary
                                          Management, Inc., and Harley-
                                          Davidson, Inc.

      George D. Dalton     Nominee for    Chairman of the Board, Chief
             69              Director     Executive Officer and a Director
                                          of Fiserv, Inc., a provider of
                                          financial data processing services
                                          to financial institutions, since
                                          1984.  Mr. Dalton is also a member
                                          of the Board of Directors of ARI
                                          Network Services, Inc., a provider
                                          of standard-based Internet-enabled
                                          electronic commerce services, and
                                          APAC TeleServices, Inc., a
                                          provider of outsourced telephone-
                                          based marketing, sales and
                                          customer management solutions.

    Patrick J. English*    Nominee for    Senior Vice President of Fiduciary
             37            Director and   Management, Inc. since 1986.
                          Vice President

      Ted D. Kellner*       Director,     Chairman of the Board and Chief
             51           President and   Executive Officer of Fiduciary
                            Treasurer     Management, Inc., an investment
                                          advisory firm, since 1980.  Mr.
                                          Kellner is also a director of
                                          Fiduciary Capital Growth Fund,
                                          Inc.

      Thomas W. Mount        Director     Retired Chairman and a Director of
             66                           Stokely USA, Inc., a canned and
                                          frozen food processor, where he
                                          served in various capacities since
                                          1957.  Mr. Mount is also a
                                          director of Fiduciary Capital
                                          Growth Fund, Inc.

     Donald S. Wilson*    Director, Vice  President and Treasurer of
             54           President and   Fiduciary Management, Inc. since
                            Secretary     1980.  Mr. Wilson is also a
                                          director of Fiduciary Capital
                                          Growth Fund, Inc.



   _________________________
   *Interested person as defined in the Investment Company Act of 1940.

             Messrs. Kellner, English and Wilson are deemed to be "interested persons" of the Company as that term is defined in the Investment Company Act of 1940 because they are officers and/or directors of Fiduciary Management, Inc., the current investment adviser of the Fund.

             The officers of the Company are Mr. Ted D. Kellner, 51, President and Treasurer, Mr. Donald S. Wilson, 54, Vice President and Secretary, Mr. Gary G. Wagner, 54, Vice President and Assistant Secretary, and Mr. Patrick J. English, 37, Vice President. All of such persons serve for an indefinite term and have served in such capacities since 1996.

             The Company does not compensate any of its officers or directors for their services to the Company, except those directors who are not "interested persons" of the Company. The Company's standard method of compensating the directors who are not "interested persons" of the Company is to pay each such director a fee of $150 for each meeting of the Board of Directors attended. The Company does not provide pension or retirement benefits to its directors and officers.

             The table below sets forth the compensation paid to directors during the fiscal year ended September 30, 1997:

                              Aggregate          Pension or Retirement                      Total Compensation
                              Compensation       Benefits Accrued as    Estimated Annual    from the Company and
    Name of Person,           from the           Part of the            Benefits Upon       Fund Complex Paid to
    Position                  Company            Company's Expenses     Retirement          Directors(1)

    Barry K. Allen,                  $0                   $0                    $0                $600
    Director
    Ted D. Kellner,                   0                    0                     0                   0
    President, Treasurer and
    Director

    Thomas W. Mount,                  0                    0                     0                 600
    Director

    Donald S. Wilson, Vice            0                    0                     0                   0
    President, Secretary and
    Director


   (1) Fiduciary Capital Growth Fund, Inc. and the Company are the only investment companies in the Fund Complex.

             The Board of Directors has no audit, nominating, compensation or other similar committees. The Board of Directors met one time during the fiscal year ended September 30, 1997. All of the nominees who were directors of the Company during the fiscal year ended September 30, 1997 attended the meeting.

   2.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

   Introduction

             The Company presently has an investment advisory agreement (the "Current Advisory Agreement") with Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202 (the "Adviser"), with respect to the Fund pursuant to which the Adviser furnishes continuous investment advisory services to the Fund. In addition, the Company and the Adviser have an administration agreement (the "Administration Agreement") with respect to the Fund, pursuant to which the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. The Current Advisory Agreement and the Administration Agreement initially were approved by the Company's Board of Directors, including a majority of those Directors who were not "interested persons" of the Company, on October 25, 1996. Proposal 2 asks the shareholders to approve a new Advisory Agreement (the "Proposed Advisory Agreement") with the Adviser. The Proposed Advisory Agreement was approved by the Company's Board of Directors, including a majority of those Directors who were not "interested persons" of the Company, at a meeting of the Board of Directors held on December 9, 1997. The Proposed Advisory Agreement will take effect on January 1, 1998 assuming it is approved by the shareholders of the Fund at the Meeting.

   Description of Current and Proposed Advisory Agreements and the Administration Agreement

             The terms of the Current Advisory Agreement and the Proposed Advisory Agreement are substantially identical except for the fees payable to the Adviser. Under the Current Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 1% (1% per annum) on the average daily net assets of the Fund. The Proposed Advisory Agreement provides for an increase in the monthly advisory fee payable to the Adviser for the services it provides to the Fund to 1/12 of 1.25% (1.25% per annum) of the average daily net assets of the Fund. (The Proposed Advisory Agreement also provides for an initial two-year term ending December 31, 1999 and specifically states that dividends and interest on securities sold short are excluded when calculating the Adviser's expense reimbursement obligation.)

             Pursuant to the Current Advisory Agreement, the Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day to day management of the Fund's investment portfolio. Under the Current Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities.

             Pursuant to the Administration Agreement, the Adviser supervises all aspects of the Fund's operations except those performed by it pursuant to the Current Advisory Agreement. Under the Administration Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for supervising the Fund's operations. For its services, the Adviser receives a monthly fee of 1/12 of 0.2% (0.2% per annum) of the first $30 Million of daily net assets of the Fund, 1/12 of 0.1% (0.1% per annum) on the next $70 Million of daily net assets of the Fund and 1/12 of 0.05% (0.05% per annum) of the daily net assets of the Fund over $100 Million. During the fiscal year ended September 30, 1997, the Adviser received $3,718 pursuant to the Administration Agreement.

             The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest (including dividends on securities sold short), taxes, brokerage commissions and extraordinary items, exceed 2.75% of the Fund's average daily net assets. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. The Proposed Advisory Agreement contains a substantially identical expense reimbursement provision which explicitly states what was implied in the Current Advisory Agreement that dividends and interest on securities sold short are excluded when calculating the Adviser's expense reimbursement obligation.

             During the fiscal year ended September 30, 1997, the Adviser received $10,941 in advisory fees. However pursuant to its expense reimbursement obligation under the Current Advisory Agreement, the Adviser reimbursed the Fund $39,748 for excess expenses. Had the Proposed Advisory Agreement been in effect during that year, the Adviser would have received $13,675 in fees (an increase of 25%) from the Fund but would have reimbursed the Fund $42,482.

             The Fund does not pay brokerage commissions to any broker affiliated with the Fund, the Adviser or any affiliated person thereof.

             The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Fund during the period from December 16, 1996 (commencement of operations) through September 30,1997, and the expenses expressed as a percentage of average net assets that would have been incurred had the Proposed Advisory Agreement been in effect for such period:


                                                   Actual          Pro Forma

    Management Fees                                1.00%             1.25%
    12b-1 Fees                                     0.00%             0.00%

    Other Expenses (net of reimbursements)
      Interest Expense and Dividends on
         Securities Sold Short                     0.17%              0.17%
      All Other Expenses (net of reimbursements)   1.75%*             1.50%*
                                                   ----               ----
                                                   1.92%*             1.67%*
                                                   ----               ----
    Total Fund Operating Expenses (net of
      reimbursements)                              2.92%*             2.92%*
                                                   ====               ====

   ______________
   * Absent reimbursement, Other Expenses would have been 5.55% (actual and pro forma) and Total Fund Operating Expenses would have been 6.55% (actual) and (6.80%) pro forma.

   Example

             The following example illustrates the expenses on a $1,000 investment in the Fund under both the Current Advisory Agreement and the Proposed Advisory Agreement assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                                    1 Year    3 Years

   Current Advisory Agreement         $30       $90
   Proposed Advisory Agreement        $30       $90

             The purpose of the above example and table is to assist you in understanding how the various costs and expenses of the Fund will change as a result of the Proposed Advisory Agreement. The example should not be considered a representation of past or future expenses. The Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

             If approved by the requisite shareholder vote, the Proposed Advisory Agreement will become effective on January 1, 1998. The Proposed Advisory Agreement provides that it will continue in effect for an initial period beginning on January 1, 1998 and ending December 31, 1999 and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (i) the Company's Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (ii) by the vote of a majority of the directors of the Company who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.
   The Proposed Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Company or by a vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

   Description of Fiduciary Management, Inc.

             Fiduciary Management, Inc. (the "Adviser") is a registered investment adviser organized in 1980. Its address is 225 East Mason Street, Milwaukee, Wisconsin 53202. The Adviser is an investment adviser to individuals and institutional clients (including investment companies) with substantial investment portfolios. It is controlled by Ted D. Kellner and Donald S. Wilson. Since 1980, Mr. Kellner has served as Chairman of the Board and Chief Executive Officer and Mr. Wilson has served as President and Treasurer. As of October 31, 1997, the Adviser managed approximately $1.1 billion in assets.

             Set forth below are the names and addresses of the principal executive officers and directors of the Adviser. The principal occupation of each such person is his or her position with the Adviser.

    Name and Address        Position with Fiduciary Management, Inc.

    Ted D. Kellner          Director, Chief Executive Officer and
    225 East Mason Street   Chairman of the Board
    Milwaukee, WI  53202

    Donald S. Wilson        Director, President and Treasurer
    225 East Mason Street
    Milwaukee, WI  53202

    Gary G. Wagner          Executive Vice President
    225 East Mason Street
    Milwaukee, WI  53202

    Patrick J. English      Senior Vice President - Research
    225 East Mason Street
    Milwaukee, WI  53202

    Maria Blanco            Senior Vice President and Secretary
    225 East Mason Street
    Milwaukee, WI  53202

    John Brandser           Vice President - Fixed Income
    225 East Mason Street
    Milwaukee, WI  53202

    Camille Wildes          Vice President
    225 East Mason Street
    Milwaukee, WI  53202

    Jody Reckard            Vice President
    225 East Mason Street
    Milwaukee, WI  53202

             The Adviser is the investment adviser to Fiduciary Capital Growth Fund, Inc., a registered investment company having a primary investment objective of producing long-term capital appreciation principally through investing in common stocks. At September 30, 1997, Fiduciary Capital Growth Fund, Inc. had net assets of $52,677,509 and the Adviser receives an annual investment advisory fee from Fiduciary Capital Growth Fund, Inc. equal to 0.92% of such Fund's average daily net assets, none of which were waived or reduced during the fiscal year ended September 30, 1997.

   The Evaluation by the Board of Directors and Directors' Recommendation

             The Company's Board of Directors has determined that approving the Proposed Advisory Agreement with Fiduciary Management, Inc. will enable the Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

             In making its determinations, the Company's Board of Directors took into consideration the fact that the Adviser has demonstrated its abilities as an investment adviser while serving as the investment adviser to the Fund and that the terms of the Current Advisory Agreement are identical to the terms of the Proposed Advisory Agreement except for the fees payable to the Adviser. The total return of the Fund for the period December 16, 1996 (commencement of operations) through September 30, 1997 was 68.0%. In considering the fee increase contemplated by the Proposed Advisory Agreement, the Board of Directors considered that management of the Fund is very labor intensive. The Fund is actively managed. Its portfolio turnover rate for the fiscal period ended September 30, 1997 was 298.2% and is anticipated to be higher during the fiscal year ending September 30, 1998 as a result of changes to the Internal Revenue Code of 1986 taking effect with respect to the Fund during such fiscal year. Additionally the Fund invests in companies with modest capitalizations which tend not to be widely followed by third party research analysts requiring the Adviser to utilize its own resources in evaluating such companies. The Adviser frequently meets with management of portfolio companies, makes on-site tours and talks with competitors and suppliers. The Board of Directors also considered that both the Current Advisory Agreement and the Proposed Advisory Agreement permit the Adviser to allocate the Fund's brokerage to brokers who provide research to the Fund. During the fiscal period ended September 30, 1997, the Fund paid $12,156 in brokerage commissions to brokers which provided research to the adviser. In weighing the factors discussed above, the Board of Directors assigned the greatest weight to the fact that management of the Fund is labor intensive. The Board of Directors considered all of the other factors discussed above to be of secondary importance.

             Based upon its review, the Company's Board of Directors concluded that the Proposed Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Fund and its shareholders, and the fees provided in the Proposed Advisory Agreement are fair and reasonable. In the Board's view, retaining the Adviser to serve as investment adviser of the Fund, under the terms of the Proposed Advisory Agreement, is desirable and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Company's Board of Directors, including a majority of the directors who are not parties to the Proposed Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, approved the Proposed Advisory Agreement with the Adviser and voted to recommend its approval by the shareholders of the Fund.

   Vote Required

             The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the Proposed Advisory Agreement for the Fund. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. The failure to vote (whether by broker non-vote, abstention or otherwise), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. If the Proposed Advisory Agreement is not approved at the Meeting, the Current Advisory Agreement will continue until its scheduled termination date.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             The Company's investment adviser and administrator is Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202. The Company has no principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

             Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in the Company's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

             The Company's Board of Directors knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                      By Order of the Board of Directors



                                      DONALD S. WILSON
                                      Secretary

   Milwaukee, Wisconsin

   December 9, 1997

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 FMI FUNDS, INC.
                                December 22,1997

        The undersigned constitutes and appoints Ted D. Kellner and Donald S. Wilson, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of FMI FUNDS, INC. (the "Fund"), to be held at the Milwaukee Athletic Club on December 22, 1997, at 10:00 a.m. and at any adjournments thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:

        (1)  In the election of directors

             [_] FOR all nominees listed below (except as marked to the contrary below).

             [_]  WITHHOLD authority to vote for all nominees listed below.

   Barry K. Allen, George D. Dalton, Patrick J. English, Ted D. Kellner, Thomas W. Mount, Donald S. Wilson

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)



        (2)  To approve the Proposed Advisory Agreement.

             FOR  [_]       AGAINST   [_]       ABSTAIN   [_]

        (3) Upon such other business as may properly come before the meeting or any adjournment thereof.


                This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                Dated                                         , 1997

                Signed

                Signed


   THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS OF FMI FUNDS,
   INC.
   [_]  Please check here if you WILL be
        attending the meeting.